UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2015

Intersect ENT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36545	20-0280837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Intersect ENT, Inc.

1555 Adams Drive

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 641-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On May 11, 2015, Intersect ENT, Inc. made available its updated Corporate Presentation. A copy of the Corporate Presentation is attached as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (Exchange Act), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (Securities Act). The information in this Item 7.01 and Exhibit 99.1 shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Corporate Presentation dated May 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intersect ENT, Inc.

Dated: May 11, 2015

	By:	/s/ Jeryl L. Hilleman
Jeryl L. Hilleman
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Corporate Presentation dated May 2015.